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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                 As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1993, included in Wainoco Oil Corporation's Form 10-K/A for the year ended December 31, 1992, and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSON & CO.

Houston, Texas
February 1, 1994